UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2008

COMMISSION FILE NUMBER 0-22636

RAPID LINK, INCORPORATED
(Exact name of Registrant as specified in its charter)

DELAWARE	75-2461665
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5408 N. 99th Street; Omaha, NE   68134
(Address of principal executive offices)

(402) 392-7561
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 28, 2008, Rapid Link, Incorporated completed the acquisition of One Ring Networks Inc. pursuant to the terms of the original stock purchase agreement dated March 28, 2008.

We hereby amend Item 9.01 of our current report on Form 8-K filed on March 28, 2008 to include financial statements of the business acquired and pro forma information in accordance with 9.01(a).  Except as set forth in item 9.01 below, no other changes are being made to our current report on Form 8-K filed on March 28, 2008.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The financial statements of One Ring Networks, Inc. required to be filed pursuant to item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1.

(b) Unaudited Pro Forma Financial Information.

The unaudited pro forma financial information required to be filed pursuant to item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2.

(c) Exhibits.

Exhibit Number	Description

99.1	Financial Statements of One Ring Networks, Inc.
99.2	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid Link, Incorporated

Date: June 23, 2008	/s/ John A. Jenkins
John A. Jenkins
Chief Executive Officer and Chairman of the Board